EXHIBIT 23.1







                         CONSENT OF INDEPENDENT AUDITORS


         As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 2004 included in Photo Control Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and to all references to our firm included in this registration statement.


                                         /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota

July 28, 2004